                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                 May 15, 1996
- - --------------------------------------------------------------------------------
                       (Date of earliest event reported)



                First Financial Corporation of Western Maryland
- - --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                        0-19837                                    52-1700036
- - --------------------------------------------------------------------------------------------------------
(State or other jurisdiction            (Commission File Number)                           (IRS Employer
 of incorporation)                                                                   Identification No.)


118 Baltimore Street, Cumberland, Maryland                                                         21502
- - --------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                      (Zip Code)


                                (301) 724-3363
- - --------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
- - --------------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                        if changed since last report)



                               Page 1 of 4 Pages
                        Exhibit Index appears on Page 2

Item 5.  Other Events

         On May 15, 1996, First Financial Corporation of Western Maryland (the "Corporation") announced the declaration of its quarterly dividend and that the Corporation adopted a plan to repurchase up to five percent of its outstanding common stock during the next twelve months. A copy of the press release, dated May 15, 1996, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)     Financial Statements of Business Acquired

                 Not applicable.

         (b)     Pro Forma Financial Information

                 Not applicable.

         (c)     Exhibits

                 (99)     Press release dated May 15, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FIRST FINANCIAL CORPORATION
                                            OF WESTERN MARYLAND



Date:  May 22, 1996               By:      /s/William C. Marsh
                                           ----------------------------
                                           William C. Marsh
                                           Executive Vice President and
                                            Chief Financial Officer